EXHIBIT 10.25(B)

SIDE LETTER NO 2.                                                 9TH APRIL 1998
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                                                     Petrodrill Construction Inc
                                                                       Suite 205
                                                                  Saffrey Square
                                                                   PO Box N 8188
                                                                          Nassau
                                                                         Bahamas

TDI-Halter L.P.
1800 West Loop South
Houston
Texas 77027

Gentlemen,

                                  Hull No 1828

We refer to the contract executed between us today in respect of the above hull.

This letter serves to confirm the agreement between us that we shall have the option by way of Purchasers Modification, to delete the provision of Builders All Risk Insurance per clause 11.2 from your workscope and provide same ourselves.

In this event you confirm that you will provide us with a credit against the Contract Price which will reflect the higher of your evidenced quoted cost for the same or USD 400,000.


Yours faithfully

/s/ DEREK LEACH
    Derek Leach
    Attorney-in-Fact



WE HEREBY ACKNOWLEDGE OUR UNDERSTANDING AND ACCEPTANCE OF THIS LETTER:


/s/ RICHARD M. CURRENCE JNR.
    RICHARD M CURRENCE JNR.
    TDI-HALTER INC.
    9TH APRIL 9, 1998